ADMINISTRATION AGREEMENT

among

CITIGROUP MORTGAGE LOAN TRUST 2006-AR1
as Issuer

CITIGROUP MORTGAGE LOAN TRUST INC.
as Depositor

CITIMORTGAGE, INC.
as Securities Administrator

CITIBANK, N.A.
as Paying Agent, Note Registrar and Authenticating Agent

WILMINGTON TRUST COMPANY,
as Owner Trustee

and

CSE MORTGAGE LLC
as Certificateholder

Dated as of February 27, 2006

Table of Contents

Section 1.	Duties of the Securities Administrator, Authenticating Agent, Note Registrar and Paying Agent.

Section 2.	Duties of the Depositor With Respect to the Indenture.

Section 3.	Duties of the Certificateholder With Respect to the Indenture.

Section 4.	Records

Section 5.	Compensation..

Section 6.	Additional Information to be Furnished to the Issuer..

Section 7.	Independence of the Securities Administrator.

Section 8.	No Joint Venture..

Section 9.	Other Activities of Securities Administrator and the Certificateholder..

Section 10.	Term of Agreement; Resignation and Removal of Securities Administrator.

Section 11.	Action upon Termination, Resignation or Removal of the Securities Administrator..

Section 12.	Notices.

Section 13.	Amendments.

Section 14.	Successors and Assigns..

Section 15.	Governing Law.

Section 16.	Headings

Section 17.	Counterparts.

Section 18.	Severability..

Section 19.	Not Applicable to CitiMortgage, Inc. in Other Capacities.

Section 20.	Limitation of Liability of Owner Trustee.

Section 21.	Limitation of Liability of the Securities Administrator; Indemnification.

Section 22.	Benefit of Agreement.

Section 23.	Bankruptcy Matters..

This Administration Agreement (the “Agreement”) is entered into as of February 27, 2006, among CITIGROUP MORTGAGE LOAN TRUST 2006-AR1, a Delaware statutory trust (the “Issuer”), CITIGROUP MORTGAGE LOAN TRUST INC., as Depositor (the “Depositor”), CITIMORTGAGE, INC., not in its individual capacity but solely as Securities Administrator (the “Securities Administrator”), CITIBANK, N.A., (“Citibank”) not in its individual capacity but solely as Paying Agent, Note Registrar and Authenticating Agent (the “Paying Agent”, “Note Registrar” and “Authenticating Agent”), WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee (the “Owner Trustee”) and CSE MORTGAGE LLC as Certificateholder (the “Certificateholder”).

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Indenture, the Trust Agreement or the Servicing Agreement (each as defined herein).

W I T N E S S E T H:

WHEREAS, the Issuer is a statutory trust under the Delaware Statutory Trust Act (12 Del.C. § 3801 et seq.) created by a Amended and Restated Trust Agreement relating to the Trust, dated as of February 27, 2006 (the “Trust Agreement”), among the Securities Administrator, the Certificate Registrar, the Certificate Paying Agent, the Depositor and the Owner Trustee;

WHEREAS, the Issuer will issue under an indenture its Citigroup Mortgage Loan Trust 2006-AR1 Mortgage-Backed Notes, Series 2006-AR1 (the “Notes”) and, under the Trust Agreement, its Trust Certificates (the “Certificates” and collectively with the Notes, the “Securities”);

WHEREAS, the Notes will be secured by certain collateral, as more particularly set forth in the Indenture, dated as of February 27, 2006 (the “Indenture”), among the Issuer, U.S. Bank National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), CitiMortgage, Inc., as securities administrator (in such capacity, the “Securities Administrator”) and Citibank;

WHEREAS, the Certificates will be created pursuant to the Trust Agreement and will represent the undivided beneficial ownership interest in the Trust;

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities, including (i) a Servicing Agreement, dated as of February 1, 2006 (the “Servicing Agreement”), among Depositor, CitiMortgage, Inc., as master servicer (the “Master Servicer”), the Indenture Trustee, CS OT I LLC and Citibank, (ii) the Letter of Representations, February 26, 2006 (the “DTC Letter of Representations”), among the Issuer, the Indenture Trustee and The Depository Trust Company relating to the Class I-A1 Notes, Class I-A2 Notes, Class II-A1 Notes, Class II-A2 Notes, Class III-A1 Notes and Class III-A2 Notes, and (iii) the Indenture. The Servicing Agreement, the DTC Letter of Representations, the Indenture and the Trust Agreement are collectively referred to herein as the “Related Agreements”;

WHEREAS, pursuant to the Related Agreements, the Issuer is required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the “Collateral”) and (b) the beneficial ownership interests in the Issuer represented by the Certificates (the registered holder of such interests being referred to herein as the “Certificateholder”);

WHEREAS, the Issuer desires to have the Depositor, the Securities Administrator, the Certificateholder, the Paying Agent, Note Registrar and Authenticating Agent, respectively, perform certain of the duties of the Issuer referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer may from time to time request; and

WHEREAS, the Depositor, the Securities Administrator, the Certificateholder, the Paying Agent, Note Registrar and Authenticating Agent have the capacity to provide the respective services required hereby and are willing to perform such services for the Issuer on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.  Duties of the Securities Administrator, Authenticating Agent, Note Registrar and Paying Agent.

(a)  The Securities Administrator agrees to cause the Paying Agent to perform all of the duties of the Issuer under the DTC Letter of Representations. In addition to its duties performed under the DTC Letter of Representations, the Securities Administrator shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Trust Agreement, Servicing Agreement and the Indenture (references are to sections of the Indenture):

(i)  The Securities Administrator shall notify the Owner Trustee if the Securities Administrator obtains actual knowledge or written notice that any withholding tax is imposed on the Trust’s payments (or allocations of income) to a Certificateholder;

(ii)  the duty to cause the Note Register to be kept if the Issuer assumes the duties of Note Registrar, and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 4.02);

(iii)  causing the Authenticating Agent to prepare the Notes for execution by the Issuer upon the registration of any transfer or exchange of the Notes (Sections 4.02 and 4.03);

(iv)  if requested, causing the Authenticating Agent to prepare an Issuer Order and related documents for authentication of the Notes, causing the Authenticating Agent to execute such Issuer Order on behalf of the Issuer and causing the Authenticating Agent to deliver the same to the Indenture Trustee (Sections 4.02 and 4.03);

(v)  causing the Authenticating Agent to prepare Definitive Notes in accordance with the instructions of any Clearing Agency (including the preparation of any temporary notes), (Sections 4.08 and 4.14);

(vi)  causing the Note Registrar to maintain an office for registration of transfer or exchange of Notes (Section 4.02);

(vii)  the preparation of an Issuer Order required to appoint a Paying Agent, the preparation of written notice to the Indenture Trustee and the duty to cause newly appointed Paying Agents, if any, to execute and deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.01 and 3.12);

(viii)  notifying the Paying Agent to pay to the Indenture Trustee all sums held in trust by the Paying Agent (Section 4.11);

(ix)  the execution of all supplements, amendments, instruments of further assurance and other instruments prepared by the Depositor and delivered to the Securities Administrator for execution necessary to protect the Collateral (Sections 3.04);

(x)  the notification to the Owner Trustee of the Issuer’s non-compliance with its negative covenants or restricted payment covenants upon actual knowledge by the Securities Administrator of such non-compliance (Sections 3.07 and Section 3.19);

(xi)  causing the Note Registrar to furnish the Indenture Trustee with the names and addresses of Holders of Notes during any period when the Indenture Trustee is not the Note Registrar (Section 7.01); and

(xii)  if necessary, causing the Note Registrar to mail to the Noteholders of notices with respect to their consent to any supplemental indentures (Section 9.02).

(b)  The Securities Administrator shall cause the Paying Agent to notify the Certificateholder not later than thirty (30) days prior to the date on which the Certificateholder is required to deliver the annual Opinion of Counsel on behalf of the Issuer in accordance with Section 3 (iv) below.

(c)  The Securities Administrator agrees to perform the duties and obligations of the Securities Administrator expressly set forth in each of the Basic Documents to which it is a party as Securities Administrator.

(d)  In carrying out the foregoing duties or any of its other obligations under this Agreement, the Securities Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Securities Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

(e)  In carrying out the foregoing duties, the Securities Administrator shall be subject to the same standard of care and have the same rights, indemnifications and immunities as the Indenture Trustee under the Indenture, including, without limitation, the right to compensation, reimbursement and indemnification.

(f)  The Securities Administrator upon a request received from the Owner Trustee, shall cause the Certificate Registrar to promptly notify the Certificateholder of (i) any change in the Corporate Trust Office of the Owner Trustee, (ii) any amendment to the Trust Agreement requiring notice be given to the Certificateholder and (iii) any other notice required to be given to the Certificateholder by the Owner Trustee under the Trust Agreement.

(g)  The Securities Administrator, acting on behalf of the Issuer shall take any such actions to permit the events contemplated following a TMP Trigger Event.

Section 2.  Duties of the Depositor With Respect to the Indenture.

The Depositor shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (references are to sections of the Indenture):

(i)  causing the preparation of the Notes (for execution by the Owner Trustee) upon their initial issuance and causing the preparation of an Issuer Request (for execution by the Owner Trustee) for delivery to the Indenture Trustee regarding the authentication of the Notes (Sections 2.02); and

(ii)  the delivery of notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture (Section 3.20 and 5.01).

Section 3.  Duties of the Certificateholder With Respect to the Indenture.

(a)  The Certificateholder shall take all appropriate action that is the duty of the Issuer to take with respect to the following matters under the Indenture (references are to sections of the Indenture):

(i)  causing the preparation of Issuer Requests (and executing the same on behalf of the Issuer) and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures;

(ii)  causing the preparation, of an Issuer Request and Officer’s Certificate (and executing the same on behalf of the Issuer), obtaining or filing of the instruments and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Collateral, as defined in the Indenture (Sections 8.04 and 10.01)

(iii)  causing the preparation and execution of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto with respect to any request by the Issuer to the Indenture Trustee or the Securities Administrator to take any action under the Indenture (Sections 4.10 and 10.01);

(iv)  the annual delivery of Opinions of Counsel, in accordance with Section 3.05 of the Indenture, as to the Trust Estate; provided that the Issuer shall notify the Certificateholder of any recording, filing, re-recording and re-filing of the Indenture and any supplemental Indentures; and

(v)  obtaining and preserving the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.02); provided that the Issuer shall notify the Certificateholder of any notices relating to its qualification to do business in each jurisdiction in which such qualification is or shall be necessary as required under Section 3.02 of the Indenture.

(b)  In addition to the duties of the Certificateholder set forth above, the Certificateholder shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, and shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements, in each case to the extent not a Depositor duty or an Indenture Trustee duty hereunder or under the Indenture. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Certificateholder shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Certificateholder.

Section 4.  Records. The Securities Administrator shall maintain appropriate books of account, if any, and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer and the Certificateholder at any time during normal business hours.

Section 5.  Compensation. The Securities Administrator will perform the duties and provide the services called for under Section 1 above for such compensation as shall be agreed upon between the Securities Administrator and the Certificateholder.

Section 6.  Additional Information to be Furnished to the Issuer. The Certificateholder shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

Section 7.  Independence of the Securities Administrator. For all purposes of this Agreement, the Securities Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Securities Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 8.  No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Securities Administrator or the Certificateholder, respectively, and either of the Issuer or the Owner Trustee, as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 9.  Other Activities of Securities Administrator and the Certificateholder. Nothing herein shall prevent the Securities Administrator, the Certificateholder or their respective Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an Securities Administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer or the Owner Trustee.

Section 10.  Term of Agreement; Resignation and Removal of Securities Administrator.

(a)  This Agreement shall continue in force until the termination of the Trust Agreement in accordance with its terms, upon which event this Agreement shall automatically terminate.

(b)  Subject to Section 10(e) hereof, the Securities Administrator may resign its duties hereunder by providing the Issuer with at least 60 days’ prior written notice.

(c)  Subject to Section 10(e) hereof, the Issuer may remove the Securities Administrator without cause by providing the Securities Administrator with at least 60 days’ prior written notice.

(d)  Subject to Section 10(e) hereof, the Issuer may remove the Securities Administrator immediately upon written notice of termination from the Issuer to the Securities Administrator if any of the following events shall occur:

(i)  the Securities Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer); or

(ii)  a court having jurisdiction in the premises shall (x) enter a decree or order for relief, which decree or order shall not have been vacated within 60 days, in respect of the Securities Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or (y) appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Securities Administrator or any substantial part of its property, or (z) order the winding-up or liquidation of the Securities Administrator’s affairs; or

(iii)  the Securities Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Securities Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

The Securities Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section 10(d) shall occur, it shall give written notice thereof to the Issuer, the Certificateholder and the Indenture Trustee within seven days after the occurrence of such event.

(e)  No resignation or removal of the Securities Administrator pursuant to this Section shall be effective until (i) a successor Securities Administrator shall have been appointed by the Issuer (or the Certificateholder on its behalf) and (ii) such successor Securities Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Securities Administrator is bound hereunder.

If a successor Securities Administrator does not take office within 60 days after the retiring Securities Administrator resigns or is removed, the resigning or removed Securities Administrator or the Issuer may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

(f)  The appointment of any successor Securities Administrator shall be effective only if such successor Securities Administrator will not cause a downgrading of any class of Notes by the Rating Agencies.

(g)   Subject to Sections 10(e) and 10(f), the Securities Administrator acknowledges that upon the appointment of a successor Master Servicer pursuant to Section 5.01 of the Servicing Agreement, the Securities Administrator shall immediately resign and such successor Master Servicer shall automatically become the Securities Administrator under this Agreement. Any such successor Master Servicer shall be required to agree to assume the duties of the Securities Administrator under the terms and conditions of this Agreement in its acceptance of appointment as successor Master Servicer.

Section 11.  Action upon Termination, Resignation or Removal of the Securities Administrator. Promptly upon the effective date of termination of this Agreement pursuant to Section 10(a) hereof or the resignation or removal of the Securities Administrator pursuant to Section 10(b) or (c) hereof, respectively, the Securities Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Securities Administrator shall forthwith upon such termination pursuant to Section 10(a) deliver to the successor Securities Administrator all property and documents of or relating to the Collateral then in the custody of the Securities Administrator, or if this Agreement has been terminated, to the Certificateholder. In the event of the resignation or removal of the Securities Administrator pursuant to Section 10(b), (c) or (d), respectively, the Securities Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Securities Administrator.

Section 12.  Notices. Any notice, report or other communication given hereunder shall be in writing, delivered by mail, overnight courier or facsimile and addressed as follows:

(a)  if to the Issuer, to:

Citigroup Mortgage Loan Trust 2006-AR1
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Attention: Corporate Trust Administration

Fax: (302) 651-8882

(b)  if to the Securities Administrator, to:

CitiMortgage, Inc.
1000 Technology Drive, Mail Station 337
O'Fallon, MO 63368-2240
Attention: Mortgage Finance
(c)  if to the Owner Trustee, to:

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890-0001
Fax: (302) 651-8882

(d)  if to the Certificateholder, to:

CSE Mortgage LLC
4445 Willard Avenue
Chevy Chase, Maryland 20815
Attention: Chief Legal Officer

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, hand delivered or faxed to the address of such party as provided above.

Section 13.  Amendments.

(a)  This Agreement may be amended from time to time by the parties hereto as specified in this Section, provided that any amendment be accompanied by the written consent of the Indenture Trustee and an Opinion of Counsel shall be furnished to the Indenture Trustee (which Opinion of Counsel shall not be at the expense of the Indenture Trustee) stating that such amendment complies with the provisions of this Section.

(b)  If the purpose of the amendment is to prevent the imposition of any federal or state taxes at any time that any Notes are outstanding (i.e. technical in nature), it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished with an Opinion of Counsel (which opinion shall not be at the expense of the Indenture Trustee) that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Noteholder.

(c)  If the purpose of the amendment is to add or eliminate or change any provision of this Agreement, it shall not be necessary to obtain the consent of any Noteholder, but the Indenture Trustee shall be furnished, other than as contemplated in clause (b) above, with either (i) letters from the Rating Agencies confirming that such amendment will not cause the Rating Agencies to qualify, downgrade or withdraw their then-current rating of the Notes or (ii) an Opinion of Counsel, from the party requesting such amendment, stating that such amendment will not materially and adversely affect any of the Noteholders .

(d)  Promptly after the execution of any such amendment, the Securities Administrator shall furnish a copy of such amendment to each Holder, the Certificateholder and to the Rating Agencies.

Section 14.  Successors and Assigns. This Agreement may not be assigned by the Securities Administrator unless such assignment is previously consented to in writing by the Owner Trustee and the Certificateholder. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Securities Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Securities Administrator without the consent of the Owner Trustee or the Certificateholder to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Securities Administrator, provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Certificateholder an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Securities Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 15.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND, CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAWS, WHICH SHALL APPLY HERETO), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 16.  Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 17.  Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute one and the same agreement.

Section 18.  Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 19.  Not Applicable to CitiMortgage, Inc. in Other Capacities. Nothing in this Agreement shall affect any obligation CitiMortgage, Inc. may have in any other capacity.

Section 20.  Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.

Section 21.  Limitation of Liability of the Securities Administrator; Indemnification. Notwithstanding anything herein to the contrary, this Agreement has been signed by CitiMortgage, Inc. not in its individual capacity but solely in its capacity as Securities Administrator and in no event shall the Securities Administrator in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. The Securities Administrator shall not have any duties or obligations other than those expressly set forth in this Agreement, and no implied duties on its part shall be read into this Agreement. In acting as Securities Administrator, CitiMortgage, Inc. shall be entitled to the same benefits, rights, immunities, protections and rights to indemnification as are afforded to the Indenture Trustee under Article VI of the Indenture.

Section 22.  Benefit of Agreement. It is expressly agreed that in performing its duties under this Agreement, the Securities Administrator will act for the benefit of holders of the Securities as well as for the benefit of the Issuer, and that such obligations on the part of the Securities Administrator shall be enforceable at the instance of the Indenture Trustee and the Issuer.

Section 23.  Bankruptcy Matters. No party to this Agreement shall take any action to cause the Certificateholder or the Issuer to dissolve in whole or in part or file a voluntary petition or otherwise initiate proceedings to have the Certificateholder or the Issuer adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Certificateholder or the Issuer, or file a petition seeking or consenting to reorganization or relief of the Certificateholder or the Issuer as debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief for debtors with respect to the Certificateholder or the Issuer; or seek or consent to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of the Certificateholder or the Issuer or of all or any substantial part of the properties and assets of the Certificateholder or the Issuer, or cause the Issuer to make any general assignment for the benefit of creditors of the Certificateholder or the Issuer, or take any action in furtherance of any of the above actions.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

CITIGROUP MORTGAGE LOAN TRUST 2006-AR1,

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:	/s/ Anita E. Dallago
Name:	Anita E. Dallago
Title:	Sr. Financial Services Officer

CITIMORTGAGE, INC., as Securities Administrator

By:	/s/ Tommy R. Harris
Name:	Tommy R. Harris
Title:	Sr. Vice President

CSE MORTGAGE LLC, as Certificateholder

By:	/s/ Brian Graham
Name:	Brian Graham
Title:	Authorized Agent

CITIGROUP MORTGAGE LOAN TRUST INC., as Depositor

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Authorized Agent

CITIBANK, N.A., as Paying Agent, Note Registrar and Authenticating Agent

By:	/s/ Clare M. O’Brien
Name:	Clare M. O’Brien
Title:	Vice President